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                                                                    EXHIBIT 23.3

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

MEDIQ Incorporated
Pennsauken, New Jersey

    We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of MEDIQ Incorporated of our report dated December 12, 1997, relating to the consolidated financial statements of CH Medical, Inc. and Subsidiaries which is contained in that Prospectus.

    We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                          /S/ BDO SEIDMAN, LLP

Dallas, Texas
November 12, 1998